Exhibit 99.1

BioScrip Reports Fourth Quarter and Full Year 2018 Financial Results

DENVER, CO, March 15, 2019 – BioScrip, Inc. (NASDAQ: BIOS) ("BioScrip" or the "Company"), the largest independent national provider of infusion and home care management solutions, today announced its fourth quarter and full year 2018 financial results.

Fourth Quarter 2018 Highlights

•	Net revenue of $183.6 million, up 2.8% compared to $178.5 million in the fourth quarter of 2017, on a comparable ASC 606 basis.

•	The company recorded a bad debt adjustment which reduced both net revenue and adjusted EBITDA by $7.5 million.

•	Net revenue year over year growth of 7.8%, excluding bad debt expense of $13.3 million and $4.0 million from both current and prior year net revenue.

•	Net loss from continuing operations of $15.4 million, compared to $1.7 million in the prior year.

•	Adjusted EBITDA of $11.6 million, or $19.1 million before the $7.5 million bad debt adjustment, compared to $17.1 million in the prior year quarter.

•	Liquidity of $14.5 million at December 31, 2018, consisting of cash and cash equivalents.

2018 Highlights

•	Net revenue of $708.9 million, compared to $793.5 million in 2017, on a comparable ASC 606 basis.

•	Net loss from continuing operations of $51.6 million, compared to $63.3 million in 2017.

•	Adjusted EBITDA of $45.1 million, or $52.6 million before the bad debt expense adjustment of $7.5 million, compared to $45.0 million in the prior year.

Daniel E. Greenleaf, President and Chief Executive Officer, commented, “BioScrip delivered record comparable net revenue growth of almost 8% in the fourth quarter of 2018. Excluding the bad debt adjustment, we achieved adjusted EBITDA of $52.6 million for the year, which was slightly below the low-end of our expectations due to slower than anticipated revenue growth in the month of December. However, we commenced 2019 on a very strong note, with gross revenue growth of approximately 9% in both January and February, and March gross revenue to date trending at similar levels.”

Mr. Greenleaf continued, “This morning BioScrip and Option Care jointly announced a definitive merger agreement, which will create the nation’s preeminent home infusion company and transform the industry. The combined company will have a national footprint of more than 150 locations in 46 states and revenue exceeding $2.6 billion, as well as improved financial strength and flexibility through an optimized capital structure. We are extremely excited about the value this combination will create for all of our combined stakeholders and patients and look forward to closing the transaction.”

Financial Guidance

Given the pending combination announced today with Option Care, the Company will not be providing updated 2019 BioScrip financial guidance.

Conference Call and Presentation

BioScrip will host a conference call and live webcast on March 15, 2019, at 9:00 a.m. Eastern Time, to discuss the definitive merger agreement with Option Care as well as its fourth quarter and full year 2018 financial results. Interested parties may participate by dialing 877-423-9820 (U.S.) or by accessing a link under the "Investors" section on the Company's website at www.bioscrip.com.

A copy of the merger agreement investor presentation will be available under the “Investors” section of the Company’s website at www.bioscrip.com.

An audio webcast and archive will be available within two hours of the call’s completion under the “Investors" section of the Company's website.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

BioScrip, Inc. (“BioScrip” or the “Company”) will file with the Securities and Exchange Commission (“SEC”) a proxy statement in connection with the proposed transaction. The proxy statement will contain important information about the proposed transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED AND ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when they become available) and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement and other relevant materials from the Company by contacting Investor Relations by mail at 1600 Broadway, Suite 700, Denver, CO 80202, Attn: Investor Relations, by telephone at (720) 697-5200, or by going to the Company’s Investor Relations page on its corporate web site at https://investors.bioscrip.com.

PARTICIPANTS IN THE SOLICITATION

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the matters discussed above. Information about the Company’s directors and executive officers is set forth in the Proxy Statement on Schedule 14A for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on April 4, 2018. This document can be obtained free of charge from the sources indicated above. Information regarding the ownership of the Company’s directors and executive officers in the Company’s securities is included in the Company’s SEC filings on Forms 3, 4, and 5, which can be found through the SEC’s website at www.sec.gov. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary proxy statement and the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

About BioScrip, Inc.

BioScrip, Inc. is the largest independent national provider of infusion and home care management solutions, with approximately 2,100 teammates and nearly 70 service locations across the U.S. BioScrip partners with physicians, hospital systems, payors, pharmaceutical manufacturers and skilled nursing facilities to provide patients access to post-acute care services. BioScrip operates with a commitment to bring customer-focused pharmacy and related healthcare infusion therapy services into the home or alternate-site setting. By collaborating with the full spectrum of healthcare professionals and the patient, BioScrip provides cost-effective care that is driven by clinical excellence, customer service, and values that promote positive outcomes and an enhanced quality of life for those it serves.

Investor Contacts

Stephen Deitsch	Kalle Ahl, CFA
Chief Financial Officer & Treasurer	The Equity Group
T: (720) 697-5200	T: (212) 836-9614
stephen.deitsch@bioscrip.com	kahl@equityny.com

Forward-Looking Statements – Safe Harbor

This communication, in addition to historical information, contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of BioScrip and Option Care. All statements other than statements of historical facts are forward-looking statements. In addition, words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or the negative of these words, and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. Forward-looking statements relating to the proposed transaction include, but are not limited to: statements about the benefits of the proposed transaction between BioScrip and Option Care, including future financial and operating results; BioScrip’s and Option Cares plans, objectives, expectations and intentions; the expected timing of completion of the proposed transaction; and other statements relating to the acquisition that are not historical facts. Forward-looking statements are based on information currently available to BioScrip and Option Care and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties (both known and unknown), and many factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. With respect to the proposed transaction between BioScrip and Option Care, these factors could include, but are not limited to: the risk that BioScrip or Option Care may be unable to obtain governmental and regulatory approvals required for the transaction, or that required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; the risk that a condition to closing of the transaction may not be satisfied; the length of time necessary to consummate the proposed transaction, which may be longer than anticipated for various reasons; the risk that the businesses will not be integrated successfully; the risk that the cost savings, synergies and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the diversion of management time on transaction-related issues; the effect of future regulatory or legislative actions on the companies or the industries in which they operate; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; economic and foreign exchange rate volatility; and the other risks contained in BioScrip’s most recently filed Annual Report on Form 10-K.

Many of these risks, uncertainties and assumptions are beyond BioScrip’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the information currently available to the parties on the date they are made, and neither BioScrip nor Option Care undertakes any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this communication. Nothing in this communication is intended, or is to be construed, as a profit forecast or to be interpreted to mean that earnings per BioScrip share for the current or any future financial years or those of the combined company, will necessarily match or exceed the historical published earnings per BioScrip share, as applicable. Neither BioScrip nor Option Care gives any assurance (1) that either BioScrip or Option Care will achieve its expectations, or (2) concerning any result or the timing thereof, in each case, with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decrees, cost reductions, business strategies, earnings or revenue trends or future financial results. All subsequent written and oral forward-looking statements concerning BioScrip, Option Care, the proposed transaction, the combined company or other matters and attributable to BioScrip or Option Care or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Note Regarding Use of Non-GAAP Financial Measures

In addition to reporting financial information in accordance with generally accepted accounting principles (GAAP), the Company is also reporting Adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be used in isolation or as a substitute or alternative to net income, operating income or any other performance measure derived in accordance with GAAP, or as a substitute or alternative to cash flow from operating activities or a measure of the Company’s liquidity. In addition, the Company's definition of Adjusted EBITDA may not be comparable to similarly titled non-GAAP financial measures reported by other companies. Adjusted EBITDA, as defined by the Company, represents net income before net interest expense, income tax expense, depreciation and amortization, impairment of goodwill, stock-based compensation expense, and restructuring, integration and other expenses. As part of restructuring, the Company may incur significant charges such as the write down of certain long−lived assets, temporary redundant expenses, retraining expenses, potential cash bonus payments and potential accelerated payments or terminated costs for certain of its contractual obligations. Management believes that Adjusted EBITDA provides useful supplemental information regarding the performance of BioScrip’s business operations and facilitates comparisons to the Company’s historical operating results. For a full reconciliation of Adjusted EBITDA to the most comparable GAAP financial measure, please see the attachment to this earnings release.

Schedule 1

BIOSCRIP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31,
	2018	2017
ASSETS
Current assets
Cash and cash equivalents	$14,539	$39,457
Restricted cash	4,321	4,950
Accounts receivable, net	114,864	85,522
Inventory	26,689	38,044
Prepaid expenses and other current assets	14,292	18,620
Total current assets	174,705	186,593
Property and equipment, net	28,788	26,973
Goodwill	367,198	367,198
Deferred taxes	1,032	1,098
Intangible assets, net	10,470	19,114
Other non-current assets	1,745	2,116
Total assets	$583,938	$603,092
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Current portion of long-term debt	$3,179	$1,722
Accounts payable	67,025	65,963
Amounts due to plan sponsors	956	4,621
Accrued interest	6,706	6,706
Accrued expenses and other current liabilities	29,450	26,118
Total current liabilities	107,316	105,130
Long-term debt, net of current portion	501,495	478,866
Other non-current liabilities	25,842	21,769
Total liabilities	634,653	605,765
Series A convertible preferred stock, $.0001 par value	3,231	2,827
Series C convertible preferred stock, $.0001 par value	90,058	79,252
Stockholders' deficit
Preferred stock, $.0001 par value	-	-
Common stock, $.0001 par value	13	13
Treasury stock, shares at cost	(950)	(16)
Additional paid-in capital	618,137	624,762
Accumulated deficit	(761,204)	(709,511)
Total stockholders' deficit	(144,004)	(84,752)
Total liabilities and stockholders' deficit	$583,938	$603,092

       Schedule 2

BIOSCRIP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, expect per share amounts)

	Year Ended December 31,
	2018	2017

Net revenue	$708,903	$817,190
Cost of revenue (excluding depreciation expense)	465,865	547,948
Gross profit	243,038	269,242
Percentage of revenues	34.3%	32.9%

Operating expenses:
Service location operation expenses	154,813	163,273
General and administrative expenses	47,264	39,625
Depreciation and amortization expense	23,601	27,725

Restructuring, acquisition, integration, and other expenses	6,457	12,662
Bad debt expense	-	23,697
Total operating expenses	232,135	266,982
Operating income	10,903	2,260
Other expense:
Interest expense, net	57,433	52,072
Change in fair value of equity linked liabilities	4,836	3,587
Loss (gain) on dispositions	(342)	581
Loss on extinguishment of debt	-	13,453
Total other expense	61,927	69,693
Loss from continuing operations, before income taxes	(51,024)	(67,433)
Income tax (expense) benefit	(568)	4,130
Loss from continuing operations	(51,592)	(63,303)

Loss from discontinued operations, net of income taxes	(101)	(893)
Net loss	(51,693)	(64,196)
Accrued dividends on preferred stock	(11,210)	(10,077)
Loss attributable to common stockholders	$(62,903)	$(74,273)

Loss per common share:
Loss from continuing operations, basic and diluted	$(0.49)	$(0.59)
Loss from discontinued operations, basic and diluted	-	(0.01)
Loss per common share, basic and diluted	$(0.49)	$(0.60)

Weighted average number of common shares outstanding:
Basic and diluted	127,942	123,791

Schedule 3

BIOSCRIP, INC. AND SUBSIDIARIES

 QUARTERLY RECONCILIATION BETWEEN GAAP AND NON-GAAP MEASURES

(in thousands)

	Three Months Ended				Twelve Months Ended
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2018

Loss from continuing operations	$(12,987)	$(15,124)	$(8,103)	$(15,378)	$(51,592)

Interest expense, net	(13,395)	(13,805)	(14,971)	(15,262)	(57,433)
Change in fair value of equity linked liabilities	3,439	(3,064)	(1,605)	(3,606)	(4,836)
Gain on dispositions	305	13	10	14	342
Income tax expense	(48)	(43)	(102)	(375)	(568)
Depreciation and amortization expense	(6,486)	(6,366)	(5,767)	(4,982)	(23,601)
Stock-based compensation	(556)	(1,253)	(1,224)	(1,142)	(4,175)
Restructuring, acquisition, integration, and other expenses, net (1)	(1,882)	(2,024)	(885)	(1,666)	(6,457)
Consolidated Adjusted EBITDA	$5,636	$11,418	$16,441	$11,641	$45,136

(1) Restructuring, acquisition, integration, and other expenses include non-recurring costs associated with restructuring, acquisition, and integration initiatives such as employee severance costs, certain legal and professional fees, training costs, redundant wage costs, impacts recorded from the change in contingent consideration obligations, and other costs related to contract terminations and closed branches/offices.

Schedule 4

BIOSCRIP, INC. AND SUBSIDIARIES

 QUARTERLY RECONCILIATION BETWEEN GAAP AND NON-GAAP MEASURES

(in thousands)

	Three Months Ended				Twelve Months Ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017

Loss from continuing operations	$(19,419)	$(29,151)	$(13,058)	$(1,675)	$(63,303)

Interest expense, net	(12,659)	(12,630)	(13,360)	(13,423)	(52,072)
Change in fair value of equity linked liabilities	-	-	(1,103)	(2,484)	(3,587)
Loss on extinguishment of debt	-	(13,453)	-	-	(13,453)
Gain (loss) on dispositions	-	(685)	33	71	(581)
Income tax (expense) benefit	(619)	(718)	(60)	5,527	4,130
Depreciation and amortization expense	(7,165)	(7,065)	(7,058)	(6,437)	(27,725)
Stock-based compensation	(594)	(433)	(545)	(788)	(2,360)
Restructuring, acquisition, integration, and other expenses, net (1)	(3,223)	(4,147)	(4,037)	(1,255)	(12,662)
Consolidated Adjusted EBITDA	$4,841	$9,980	$13,072	$17,114	$45,007

(1) Restructuring, acquisition, integration, and other expenses include non-recurring costs associated with restructuring, acquisition, and integration initiatives such as employee severance costs, certain legal and professional fees, training costs, redundant wage costs, impacts recorded from the change in contingent consideration obligations, and other costs related to contract terminations and closed branches/offices.

                  Schedule 5

BIOSCRIP, INC AND SUBSIDIARIES

CONSOLIDATED CONDENSED CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended				Twelve Months Ended
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2018
Cash flows from operating activities:
Net loss	$(13,017)	$(15,139)	$(8,174)	$(15,363)	$(51,693)
Less: Income (loss) from discontinued operations, net of income taxes	(30)	(15)	(73)	17	(101)
Loss from continuing operations	(12,987)	(15,124)	(8,101)	(15,380)	(51,592)
Adjustments to reconcile net loss from continuing operations to net cash provided by (used in) operating activities:
Depreciation and amortization	6,486	6,366	5,765	4,984	23,601
Amortization of deferred financing costs and debt discount	2,023	2,048	2,013	2,088	8,172
Change in deferred taxes	31	25	52	(42)	66
Stock-based compensation	556	1,253	1,223	1,143	4,175
Paid-in-kind interest capitalized as principal on Second Lien Note Facility	-	-	3,800	3,987	7,787
Loss (gain) on dispositions	(305)	(13)	(12)	(12)	(342)
Change in fair value of equity linked liabilities	(3,439)	3,064	1,603	3,608	4,836
Changes in assets and liabilities, net of acquired businesses:
Accounts receivable	(2,663)	(8,734)	(16,709)	(1,236)	(29,342)
Inventory	(3,505)	16,264	2,180	(3,584)	11,355
Prepaid expenses and other assets	8,807	1,247	(3,098)	(2,257)	4,699
Accounts payable	2,872	(19,574)	14,640	3,124	1,062
Amounts due to plan sponsors	(969)	(1,468)	(638)	(590)	(3,665)
Accrued interest	(4,487)	4,510	(4,461)	4,438	-
Accrued expenses and other liabilities	2,418	(4,984)	1,899	(148)	(815)
Net cash provided by (used in) operating activities from continuing operations	(5,162)	(15,120)	156	123	(20,003)
Net cash provided by (used in) operating activities from discontinued operations	(30)	(15)	(72)	16	(101)
Net cash used in operating activities	(5,192)	(15,135)	84	139	(20,104)
Cash flows from investing activities:
Purchases of property and equipment, net	(2,646)	(4,300)	(2,462)	(4,467)	(13,875)
Proceeds from sales of property and equipment	-	-	-	360	360
Net cash used in investing activities	(2,646)	(4,300)	(2,462)	(4,107)	(13,515)
Cash flows from financing activities:
Proceeds from private issuances, net	-	-	-	-	-
Proceeds from priming credit agreement, net	-	-	-	-	-
Fees attributable to extinguishment of debt	-	-	-	-	-
Borrowings on revolving credit facility	-	-	-	-	-
Repayments on revolving credit facility	-	-	-	-	-
Borrowing of long-term debt, net of expenses	-	10,000	-	-	10,000
Principal payments of long-term debt	-	-	-	-	-
Repayments of capital leases	(967)	(218)	(438)	(250)	(1,873)
Net activity from exercise of employee stock awards	(300)	121	310	(186)	(55)
Net cash provided by financing activities	(1,267)	9,903	(128)	(436)	8,072
Net change in cash and cash equivalents and restricted cash	(9,105)	(9,532)	(2,506)	(4,404)	(25,547)
Cash and cash equivalents and restricted cash - beginning of period	44,407	35,302	25,770	23,264	44,407
Cash and cash equivalents and restricted cash - end of period	$35,302	$25,770	$23,264	$18,860	$18,860

                  Schedule 6

BIOSCRIP, INC AND SUBSIDIARIES

CONSOLIDATED CONDENSED CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended				Twelve Months Ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017
Cash flows from operating activities:
Net loss	$(19,718)	$(29,525)	$(12,992)	$(1,961)	$(64,196)
Less: Income (loss) from discontinued operations, net of income taxes	(299)	(373)	66	(287)	(893)
Loss from continuing operations	(19,419)	(29,152)	(13,058)	(1,674)	(63,303)
Adjustments to reconcile net loss from continuing operations to net cash provided by (used in) operating activities:
Depreciation and amortization	7,165	7,067	7,056	6,437	27,725
Amortization of deferred financing costs and debt discount	1,318	1,557	1,801	2,322	6,998
Change in deferred taxes	619	604	645	(5,247)	(3,379)
Stock-based compensation	521	433	571	835	2,360
Loss (gain) on dispositions	-	685	(33)	(71)	581
Change in fair value of equity linked liabilities	-	-	1,103	2,484	3,587
Loss on extinguishment of debt	-	13,453	-	-	13,453
Changes in assets and liabilities, net of acquired businesses:
Accounts receivable	2,210	6,281	13,766	1,307	23,564
Inventory	5,616	1,727	1,048	(10,935)	(2,544)
Prepaid expenses and other assets	3,601	1,872	(2,440)	(3,272)	(239)
Accounts payable	(10,936)	(43)	(3,737)	15,405	689
Amounts due to plan sponsors	645	382	64	(149)	942
Accrued interest	(1,157)	1,188	(3,539)	3,509	1
Accrued expenses and other liabilities	(917)	316	(2,199)	(2,005)	(4,805)
Net cash provided by (used in) operating activities from continuing operations	(10,734)	6,370	1,048	8,946	5,630
Net cash provided by (used in) operating activities from discontinued operations	(299)	(373)	(5,434)	(287)	(6,393)
Net cash used in operating activities	(11,033)	5,997	(4,386)	8,659	(763)
Cash flows from investing activities:
Purchases of property and equipment, net	(1,684)	(2,608)	(2,278)	(2,110)	(8,680)
Proceeds from sales of property and equipment	-	-	-	-	-
Net cash used in investing activities	(1,684)	(2,608)	(2,278)	(2,110)	(8,680)
Cash flows from financing activities:
Proceeds from private issuances, net	5,052	15,724	46	(45)	20,777
Proceeds from priming credit agreement, net	23,060	-	-	-	23,060
Fees attributable to extinguishment of debt	-	(311)	(669)	-	(980)
Borrowings on revolving credit facility	563	-	-	-	563
Repayments on revolving credit facility	(1,000)	(54,863)	-	-	(55,863)
Borrowing of long-term debt, net of expenses	-	294,446	-	-	294,446
Principal payments of long-term debt	(3,137)	(233,633)	-	-	(236,770)
Repayments of capital leases	(238)	(163)	(391)	(280)	(1,072)
Net activity from exercise of employee stock awards	(51)	(102)	53	220	120
Net cash provided by financing activities	24,249	21,098	(961)	(105)	44,281
Net change in cash and cash equivalents and restricted cash	11,532	24,487	(7,625)	6,444	34,838
Cash and cash equivalents and restricted cash - beginning of period	9,569	21,101	45,588	37,963	9,569
Cash and cash equivalents and restricted cash - end of period	$21,101	$45,588	$37,963	$44,407	$44,407

Schedule 7

BIOSCRIP, INC. AND SUBSIDIARIES

QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended				Twelve Months Ended
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2018

Net revenue	$168,584	$175,789	$180,962	$183,568	$708,903
Cost of revenue (excluding depreciation expense)	113,536	115,832	115,051	121,446	465,865
Gross profit	55,048	59,957	65,911	62,122	243,038
Percentage of revenues	32.7%	34.1%	36.4%	33.8%	34.3%

Operating expenses:
Service location operation expenses	39,299	38,861	38,216	38,437	154,813
General and administrative expenses	10,669	10,931	12,478	13,186	47,264
Depreciation and amortization expense	6,486	6,366	5,767	4,982	23,601

Restructuring, acquisition, integration, and other expenses	1,882	2,024	885	1,666	6,457
Total operating expenses	58,336	58,182	57,346	58,271	232,135
Operating income (loss)	(3,288)	1,775	8,565	3,851	10,903
Other expense:				-
Interest expense, net	13,395	13,805	14,971	15,262	57,433
Change in fair value of equity linked liabilities	(3,439)	3,064	1,605	3,606	4,836
Loss (gain) on dispositions	(305)	(13)	(10)	(14)	(342)
Total other expense	9,651	16,856	16,566	18,854	61,927
Loss from continuing operations, before income taxes	(12,939)	(15,081)	(8,001)	(15,003)	(51,024)
Income tax (expense) benefit	(48)	(43)	(102)	(375)	(568)
Loss from continuing operations	(12,987)	(15,124)	(8,103)	(15,378)	(51,592)

Loss from discontinued operations, net of income taxes	(30)	(15)	(71)	15	(101)
Net loss	(13,017)	(15,139)	(8,174)	(15,363)	(51,693)
Accrued dividends on preferred stock	(2,657)	(2,756)	(2,861)	(2,936)	(11,210)
Loss attributable to common stockholders	$(15,674)	$(17,895)	$(11,035)	$(18,299)	$(62,903)

Loss per common share:
Loss from continuing operations, basic and diluted	$(0.12)	$(0.14)	$(0.09)	$(0.14)	$(0.49)
Loss from discontinued operations, basic and diluted	-	-	-	-	-
Loss per common share, basic and diluted	$(0.12)	$(0.14)	$(0.09)	$(0.14)	$(0.49)

Weighted average number of common shares outstanding:
Basic and diluted	127,772	128,038	127,528	128,074	127,942

Schedule 8

BIOSCRIP, INC. AND SUBSIDIARIES

QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended				Twelve Months Ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017

Net revenue	$217,810	$218,106	$198,692	$182,582	$817,190
Cost of revenue (excluding depreciation expense)	152,936	150,495	132,129	112,388	547,948
Gross profit	64,874	67,611	66,563	70,194	269,242
Percentage of revenues	29.8%	31.0%	33.5%	38.4%	32.9%

Operating expenses:
Service location operation expenses	44,319	42,293	38,143	38,518	163,273
General and administrative expenses	9,266	9,654	9,405	11,300	39,625
Depreciation and amortization expense	7,165	7,065	7,058	6,437	27,725

Restructuring, acquisition, integration, and other expenses	3,223	4,147	4,037	1,255	12,662
Bad debt expense	7,042	6,117	6,488	4,050	23,697
Total operating expenses	71,015	69,276	65,131	61,560	266,982
Operating income (loss)	(6,141)	(1,665)	1,432	8,634	2,260
Other expense:				-
Interest expense, net	12,659	12,630	13,360	13,423	52,072
Change in fair value of equity linked liabilities	-	-	1,103	2,484	3,587
Loss (gain) on dispositions	-	685	(33)	(71)	581
Loss on extinguishment of debt	-	13,453	-	-	13,453
Total other expense	12,659	26,768	14,430	15,836	69,693
Loss from continuing operations, before income taxes	(18,800)	(28,433)	(12,998)	(7,202)	(67,433)
Income tax (expense) benefit	(619)	(718)	(60)	5,527	4,130
Loss from continuing operations	(19,419)	(29,151)	(13,058)	(1,675)	(63,303)

Loss from discontinued operations, net of income taxes	(299)	(373)	66	(287)	(893)
Net loss	(19,718)	(29,524)	(12,992)	(1,962)	(64,196)
Accrued dividends on preferred stock	(2,388)	(2,478)	(2,569)	(2,642)	(10,077)
Loss attributable to common stockholders	$(22,106)	$(32,002)	$(15,561)	$(4,604)	$(74,273)

Loss per common share:
Loss from continuing operations, basic and diluted	$(0.18)	$(0.26)	$(0.12)	$(0.03)	$(0.59)
Loss from discontinued operations, basic and diluted	-	-	-	(0.01)	(0.01)
Loss per common share, basic and diluted	$(0.18)	$(0.26)	$(0.12)	$(0.04)	$(0.60)

Weighted average number of common shares outstanding:
Basic and diluted	118,783	121,189	127,488	127,488	123,791